Exhibit 28





                     GPU COMPANIES EMPLOYEE SAVINGS PLAN FOR
                            EMPLOYEES REPRESENTED BY

                        IBEW LOCAL 459 AND UWUA LOCAL 180

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS
                               for the years ended

                           December 31, 1999 and 1998